Exhibit 10.94

PS21-082

Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

CHINA CO2 EMISSION CREDITS

PAYMENT AGREEMENT

This China CO2 Emission Credit Payment Agreement is between

Daqing Volvo Car Manufacturing Co., Ltd., reg. no. 9120600717837780P a corporation organized and existing under the laws of the People’s Republic of China (“Volvo Cars”), and

Polestar Automotive China Distribution Co Ltd, reg. no. 91510112MA6D05KT88, a corporation organized and existing under the laws of the People’s Republic of China (“Polestar”).

BACKGROUND

A.	Polestar has generated a surplus of vehicle emission credits in China during [***].

B.	Volvo Cars wishes to compensate Polestar in order to use certain credits [***].

C.	[***].

D.	Now, therefore, the Parties agree as follows:

1.	DEFINITIONS

Front page definitions. The terms Volvo Cars and Polestar shall have the meaning as set out in Section 1 of this Agreement.

Agreement means this agreement.

Confidential Information means any and all non-public information regarding the Parties and their respective businesses, whether commercial or technical, in whatever form or media, including but not limited to the existence, content and subject matter of this Agreement that a Party learns from or about the other Party prior to or after the execution of this Agreement.

Disclosing Party means the Party disclosing Confidential Information to the Receiving Party.

Parties means Volvo Cars and Polestar and Party means either Volvo Cars or Polestar.

Receiving Party means the Party receiving Confidential Information from the Disclosing Party.

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Steering Committee means the Commercial Steer Co. The Steering Committee shall be the first level of governance forum established by the Parties for handling the cooperation between them in respect of various matters.

Strategic Board means the so called Volvo Polestar Executive Meeting. The Strategic Board shall be the highest level of governance forum established by the Parties for handling the cooperation between them in respect of various matters.

2.	POLESTAR COMPENSATION

2.1

Subject to the terms and conditions of this Agreement, Volvo Cars hereby compensates Polestar for [***] (the “Polestar NEV Credits”) and [***] (the “Polestar CAFC Credits” and collectively the “Polestar Credits”) generated under the Geely Haoqing Catalogue for year [***].

2.2	The purchase price for the Polestar CAFC Credits is [***] (the “CAFC Credit Price”) including VAT and surcharge.

2.3	The purchase price for the Polestar NEV Credits is [***] (the “NEV Credit Price”) including VAT surcharge.

2.4	The total purchase price for the Polestar Credits is [***] (the “Total Credit Price”) including VAT and surcharge. The total purchase price is [***] excluding VAT and surcharge.

3.	PAYMENT TERMS

3.1	Polestar shall invoice the Total Credit Price to Volvo Cars within 30 days after this Agreement is signed and Volvo Cars shall pay the Total Credit Price within 30 calendar days from the invoice date.

3.2	All invoices issued by Polestar shall be send directly and only to: [***] ([***]).

3.3	All invoices and payments shall be made in the currency: [***].

3.4	All amounts referred to in this Agreement are including VAT and surcharge.

3.5

Payment made later than the due date will automatically be subject to interest for late payments for each day it is not paid, and the interest shall be based on the one-month applicable interbank rate with an addition of [***].

4.	WARRANTIES

4.1	Polestar hereby warrants and represents to Volvo Cars that it has the unrestricted authority to complete the transaction regarding the Polestar Credits as set out in this Agreement.

4.2	Each Party hereby represents and warrants to the other Party as of the Effective Date that:

(a)	the individuals signing this Agreement on behalf of such Party have the authority to bind such Party to the terms and conditions set forth herein and therein.

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(b)

the performance by such Party of its respective obligations under this Agreement does not and shall not breach any of such Party’s respective governing documents or any other agreements or applicable laws; and

(c)	this Agreement, when executed, constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

5.	CONFIDENTIAL INFORMATION

5.1	The Parties shall take any and all necessary measures to comply with the security and confidentiality procedures of the other Party.

5.2

All Confidential Information shall only be used for the purposes comprised by the fulfilment of this Agreement. Each Party will keep in confidence any Confidential Information obtained in relation to this Agreement and will not divulge the same to any third party, unless the exceptions specifically set forth below in this Section 4 below apply or when approved by the other Party in writing, and with the exception of its and its affiliates’ officers, employees or consultants who has a need to know such information. This provision will not apply to Confidential Information which the Receiving Party can demonstrate:

(a)	was in the public domain other than by breach of this undertaking, or by another confidentiality undertaking;

(b)	was already in the possession of the Receiving Party before its receipt from the Disclosing Party;

(c)	is obtained from a Third Party who is free to divulge the same; or

(d)	is required to be disclosed by mandatory law, court order, lawful government action or applicable stock exchange regulations.

5.3

The Receiving Party shall protect the disclosed Confidential Information by using the same degree of care, but no less than a reasonable degree of care, as the Receiving Parts uses to protect its own Confidential Information of similar nature, to prevent the dissemination to Third Parties or publication of the Confidential Information. Further, each Party shall ensure that its employees and consultants are bound by a similar duty of confidentiality and that any subcontractors taking part in the fulfilment of that Party’s obligations hereunder, enters into a confidentiality undertaking containing in essence similar provisions as those set forth in this Section 5.

5.4

Any tangible materials that disclose or embody Confidential Information should be marked by the Disclosing Party as “Confidential,” “Proprietary” or the substantial equivalent thereof. Confidential Information that is disclosed orally or visually shall be identified by the Disclosing Party as confidential at the time of disclosure, with subsequent confirmation in writing within 30 days after disclosure. However, the lack of marking or subsequent confirmation that the disclosed information shall be regarded as “Confidential”, “Proprietary” or the substantial equivalent thereof does not disqualify the disclosed information from being classified as Confidential Information.

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5.5

If any Party violates any of its obligations described in this Section 5, the violating Party shall, upon notification from the other Party, (i) immediately cease to proceed such harmful violation and take all actions needed to rectify said behaviour and (ii) financially compensate for the harm suffered as determined by an arbitral tribunal pursuant to Section 9 below. All legal remedies (compensatory but not punitive in nature) according to law shall apply.

5.6	This confidentiality provision shall survive the expiration or termination of this Agreement without limitation in time.

6.	GOVERNING LAW

This Agreement and all non-contractual obligations in connection with this Agreement shall be governed by the substantive laws of the People’s Republic of China without giving regard to its conflict of laws principles.

7.	DISPUTE RESOLUTION

7.1	Escalation principles.

7.1.1

In case the Parties cannot agree on a joint solution for handling disagreements or disputes, a deadlock situation shall be deemed to have occurred and each Party shall notify the other Party hereof by the means of a deadlock notice and simultaneously send a copy of the notice to the Steering Committee. Upon the receipt of such a deadlock notice, the receiving Party shall within ten days of receipt, prepare and circulate to the other Party a statement setting out its position on the matter in dispute and reasons for adopting such position, and simultaneously send a copy of its statement to the Steering Committee. Each such statement shall be considered by the next regular meeting held by the Steering Committee or in a forum meeting specifically called upon by either Party for the settlement of the issue.

7.1.2

The members of the Steering Committee shall use reasonable endeavours to resolve a deadlock situation in good faith. As part thereof, the Steering Committee may request the Parties to in good faith develop and agree on a plan to resolve or address the breach, to be presented for the Steering Committee without undue delay. If the Steering Committee agrees upon a resolution or disposition of the matter, the Parties shall agree in writing on terms of such resolution or disposition and the Parties shall procure that such resolution or disposition is fully and promptly carried into effect.

7.1.3

If the Steering Committee cannot settle the deadlock within 30 days from the deadlock notice pursuant to the section above, despite using reasonable endeavours to do so, such deadlock will be referred to the Strategic Board for decision. If no Steering Committee has been established between the Parties, the relevant issue shall be referred to the Strategic Board. Should the matter not have been resolved by the Strategic Board within 30 days counting from when the matter was referred to them, despite using reasonable endeavours to do so, the matter shall be resolved in accordance with Section 7.2 below.

7.1.4

All notices and communications exchanged during a deadlock resolution proceeding shall be considered Confidential Information of each Party and be subject to the confidentiality undertaking in Section 5 above.

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7.1.5

Notwithstanding the above, the Parties agree that either Party may disregard the time frames set forth in this Section 8 and apply shorter time frames and/or escalate an issue directly to the Strategic Board in the event the escalated issue is of an urgent character and where the applicable time frames set out above are not appropriate.

7.2	Arbitration.

7.2.1

Any dispute, controversy or claim arising out of or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be finally settled by arbitration in accordance with the Arbitration Rules of the China International Economic and Trade Arbitration Commission (CIETAC), whereas the seat of arbitration shall be Shanghai, the People’s Republic of China, the language to be used in the arbitral proceedings shall be English.

7.2.2

Irrespective of any discussions or disputes between the Parties, each Party shall always continue to fulfil its undertakings under this Agreement unless an arbitral tribunal or court (as the case may be) decides otherwise.

7.2.3

In any arbitration proceeding, any legal proceeding to enforce any arbitration award, or any other legal proceedings between the Parties relating to this Agreement, each Party expressly waives the defence of sovereign immunity and any other defence based on the fact or allegation that it is an agency or instrumentality of a sovereign state. Such waiver includes a waiver of any defence of sovereign immunity in respect of enforcement of arbitral awards and/or sovereign immunity from execution over any of its assets.

7.2.4	All arbitral proceedings as well as any and all information, documentation and materials in any form disclosed in the proceedings shall be strictly confidential.

8.	GENERAL PROVISIONS

8.1

Notices. All notices and other communications under this Agreement will be in writing and in English and must be delivered by personal delivery, email transmission or prepaid overnight courier using an internationally recognized courier service at the following addresses (or at such other address as any Party may provide by notice in accordance with this Section 8):

lf to Volvo Cars:

Daqing Volvo Car Manufacturing Co., Ltd

Attention: [***]

Email: [***]

With a copy not constituting notice to:

Volvo Car Corporation

Attention: SVP General Counsel

Dept. 50090, SE 405 31 Göteborg, Sweden

Email: legal@volvocars.com

If to Polestar:

Polestar Automotive China Distribution Co., Ltd

Attention: [***]

Email: [***]

Email: legal@ polestar.com

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With a copy not constituting notice to:

Polestar Performance AB

Attention: [***]

Email: [***]

All notices and shall be effective upon receipt, which shall be deemed to have occurred:

(a)	at the time and on the date of personal delivery;

(b)	if sent by e-mail, at the time and on the date indicated on a confirmation of receipt relating to such e-mail;

(c)	at the time and on the date of delivery if delivered by courier as confirmed in the records of such courier service; or

(d)	at such time and date as delivery by personal delivery or courier is refused by the addressee upon presentation,

in each case provided that such receipt occurred on a business day at the location of receipt. A written notice sent by e-mail will be deemed to have been duly given, only if the recipient has confirmed receipt of such e-mail within three business days calculated from the time of sending such e-mail. An automatic e-mail reply shall not be construed as a confirmation hereunder.

8.2	No Third Party Beneficiaries. This Agreement does not confer any benefits on any third party.

8.3	Announcements. Neither Party may make any public statement regarding this Agreement without the other Party’s written approval.

8.4	Entire agreement. This Agreement states all terms agreed between the Parties and supersedes all other agreements between the Parties relating to its subject matter.

8.5

Amendment and Waiver. No amendment of this Agreement will be effective unless it is in writing and signed by both Parties. A waiver of any default is not a waiver of any later default and will not affect the validity of this Agreement.

8.6	Relationship. The Parties are independent contractors. This Agreement does not create any agency, partnership or joint venture between the Parties.

8.7	Assignment. Neither Party may assign any rights or delegate any obligations under these terms without the other Party’s written consent.

8.8

Severability. Unenforceable terms of this Agreement will be modified to reflect the Parties’ intention and only to the extent necessary to make them enforceable. The other terms will remain in effect without change.

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8.9	Counterparts. The parties may execute this Agreement in counterparts, including electronic copies, which taken together will constitute one instrument.

[SIGNATURE PAGE FOLLOWS]

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Daqing Volvo Car Manufacturing Co., Ltd		Polestar Automotive China Distribution Co Ltd

By:	/s/ Yuan Xiaolin	By:	/s/ Nathan Forshaw

Printed Name:	Yuan Xiaolin	Printed Name:	Nathan Forshaw

Title:	Legal Representative	Title: Legal Representative

Date:	2022-6-20	Date:	2022-7-15

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CONFIRMATION - Zhejiang Haoqing Automobile Manufacturing Co., Ltd.

Zhejiang Haoqing Automobile Manufacturing Co., Ltd. (“ZHAM”) hereby approves to the compensation of the [***] and [***] as set out in China CO2 Emission Credit Payment Agreement between Daqing Volvo Car Manufacturing Co., Ltd. (“Volvo Cars”) and Polestar Automotive China Distribution Co Ltd (“Polestar”) [***].

Polestar will no longer seek compensation from ZHAM for corresponding credits.

Zhejiang Haoqing Automobile Manufacturing Co., Ltd.		Daqing Volvo Car Manufacturing Co., Ltd.

By:	[seal]	By:	/s/ Yuan Xiaolin
Printed Name: Pan Julin		Printed Name: Yuan Xiaolin
Title: Legal Representative		Title: Legal Representative
Date: 2022-6-20		Date: 2022-6-20

Polestar Automotive China Distribution Co Ltd.

By:	/s/ Nathan Forshaw
Printed Name: Nathan Forshaw
Title: Legal Representative
Date: 2022-7-15

1

PS21-082

CONFIRMATION - Zhejiang Haoqing Automobile Manufacturing Co., Ltd.

Zhejiang Haoqing Automobile Manufacturing Co., Ltd. (“ZHAM”) hereby approves to the compensation of the [***] and [***] as set out in China CO2 Emission Credit Payment Agreement between Daqing Volvo Car Manufacturing Co., Ltd. (“Volvo Cars”) and Polestar Automotive China Distribution Co Ltd (“Polestar”) [***].

Polestar will no longer seek compensation from ZHAM for corresponding credits.

Zhejiang Haoqing Automobile Manufacturing Co., Ltd.	Daqing Volvo Car Manufacturing Co., Ltd.

By: [seal]	By: /s/ Yuan Xiaolin
Printed Name: Pan Julin	Printed Name: Yuan Xiaolin
Title: Legal Representative	Title: Legal Representative
Date: 2022-6-20	Date: 2022-6-20

Polestar Automotive China Distribution Co Ltd.

By: /s/ Nathan Forshaw
Printed Name: Nathan Forshaw
Title: Legal Representative
Date: 2022-7-15

1